MONTHLY SERVICER'S CERTIFICATE

                          CARMAX AUTO SUPERSTORES, INC.

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                             CARMAX AUTO OWNER TRUST
                                  SERIES 1999-1

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 Collection Period                                         10/28/99-11/30/99
 Determination Date                                                12/9/1999
 Payment Date                                                     12/15/1999


 Pool Balance

    1.   Pool Balance on the close of the last day of the preceding
         Collection Period                                                                                       $ 643,957,759.72

    2.   Collections allocable to Principal                                                                      $  43,170,704.39

    3    Principal Returns                                                                                       $     283,821.89

    4.   Purchase Amount allocable to Principal                                                                  $           0.00

    5.   Defaulted Contracts                                                                                     $      74,548.27

                                                                                                                  ----------------
                                                                                                                  ----------------
    6.   Pool Balance on the close of the last day of the Collection Period                                      $ 600,428,685.17
         (Ln 1 - Ln2 - Ln3 - Ln4 - Ln5)

    7.   Initial Pool Balance                                                                                    $ 643,957,759.72

    8.   Pool Factor                                                                                                    0.9324038

                                                                                    Beginning                           End
    9.   Portfolio Balances                                                         of Period                       of Period
                                                                               -------------------------------------------------
                                                                               -------------------------------------------------

         a.  Class A-1 Note Balance                                            $ 155,250,000.00                 $ 111,720,925.45
         b.  Class A-2 Note Balance                                            $ 208,650,000.00                 $ 208,650,000.00
         c.  Class A-3 Note Balance                                            $ 178,900,000.00                 $ 178,900,000.00
         d.  Class A-4 Note Balance                                            $  88,278,000.00                 $  88,278,000.00
         e.  Certificate Balance                                               $  12,879,759.72                 $  12,879,759.72
                                                                               ----------------                 ----------------
                                                                               ----------------                 ----------------
         f.  Total Portfolio Balance (sum a - e)                               $ 643,957,759.72                 $ 600,428,685.17

   10.   Pool Factors

         a.  Class A-1 Note Pool Factor                                               1.0000000                        0.7196195
         b.  Class A-2 Note Pool Factor                                               1.0000000                        1.0000000
         c.  Class A-3 Note Pool Factor                                               1.0000000                        1.0000000
         d.  Class A-4 Note Pool Factor                                               1.0000000                        1.0000000
         e.  Certificate Pool Factor                                                  1.0000000                        1.0000000
                                                                               ----------------                 ----------------
                                                                               ----------------                 ----------------
         f.  Aggregate Pool Factor                                                    1.0000000                        0.9324038

   11.   Weighted Average Coupon                                                                                           10.57%

   12.   Weighted Average Original Term                                                              months                58.44

   13.   Weighted Average Remaining Term                                                             months                45.19

 Collections

   14.   Finance Charge:

         a.  Collections allocable to Finance Charge                                                             $  11,747,527.90
         b.  Liquidation Proceeds allocable to Finance Charge                                                    $           8.09
         c.  Purchase Amount allocable to Finance Charge                                                         $           0.00
                                                                                                                  ----------------
                                                                                                                  ----------------
         d.  Available Finance Charge Collections (sum a - c)                                                    $  11,747,535.99

   15.   Principal:
         a.  Collections allocable to Principal                                                                  $  43,170,704.39
         b.  Liquidation Proceeds allocable to Principal                                                         $       4,912.71
         c.  Purchase Amount allocable to Principal                                                              $           0.00
                                                                                                                  ----------------
                                                                                                                  ----------------
         d.  Available Principal Collections (sum a - c)                                                         $  43,175,617.10

   16.   Total Finance Charge and Principal Collections (14d + 15d)                                              $  54,923,153.09

   17.   Interest Income from Collection Account                                                                 $     199,548.72

                                                                                                                  ----------------
                                                                                                                  ----------------
   18.   Available Funds (Ln16 + Ln17)                                                                           $  55,122,701.81

 Required Payment Amount

   19.   Total Servicing Fee
         a.  Monthly Servicing Fee                                                                               $     536,631.47
         b.  Amount Unpaid from Prior Months                                                                     $           0.00
         c.  Amount Paid                                                                                         $     536,631.47
                                                                                                                  ----------------
                                                                                                                  ----------------
         d.  Shortfall Amount (a + b - c)                                                                        $           0.00

   20.   Noteholder Interest Amounts
         a.  Class A-1 Monthly Interest                                                                          $   1,283,917.50
         b.  Class A-1 Monthly Interest Carryover Shortfall                                                      $           0.00
         c.  Interest Due on Class A-1 Monthly Interest Carryover Shortfall                                      $           0.00
                                                                                                                  ----------------
                                                                                                                  ----------------
         d.  Total Class A-1 Note Interest (sum a - c)                                                           $   1,283,917.50

         e.  Class A-2 Monthly Interest                                                                          $   1,799,954.00
         f.  Class A-2 Monthly Interest Carryover Shortfall                                                      $           0.00
         g.  Interest Due on Class A-2 Monthly Interest Carryover Shortfall                                      $           0.00
                                                                                                                  ----------------
                                                                                                                  ----------------
         h.  Total Class A-2 Note Interest (sum a - c)                                                           $   1,799,954.00

         i.  Class A-3 Monthly Interest                                                                          $   1,578,891.89
         j.  Class A-3 Monthly Interest Carryover Shortfall                                                      $           0.00
         k.  Interest Due on Class A-3 Monthly Interest Carryover Shortfall                                      $           0.00
                                                                                                                  ----------------
                                                                                                                  ----------------
         l.  Total Class A-3 Note Interest (sum a - c)                                                           $   1,578,891.89

         m.  Class A-4 Monthly Interest                                                                          $     792,932.61
         n.  Class A-4 Monthly Interest Carryover Shortfall                                                      $           0.00
         o.  Interest Due on Class A-4 Monthly Interest Carryover Shortfall                                      $           0.00
                                                                                                                  ----------------
                                                                                                                  ----------------
         p.  Total Class A-4 Note Interest (sum a - c)                                                           $     792,932.61

         q.  Total Monthly Note Interest                                                                         $   5,455,696.00
         r.  Total Monthly Note Interest Carryover Shortfall                                                     $           0.00
         s.  Total Interest Due on Monthly Note Interest Carryover Shortfall                                     $           0.00
                                                                                                                  ----------------
                                                                                                                  ----------------
         t.  Total Note Interest (sum q - s)                                                                     $   5,455,696.00

   21.   Noteholder Principal Amounts
         a.  Class A-1 Monthly Note Principal                                                                    $  43,529,074.55
         b.  Class A-2 Monthly Note Principal                                                                    $           0.00
         c.  Class A-3 Monthly Note Principal                                                                    $           0.00
         d.  Class A-4 Monthly Note Principal                                                                    $           0.00
                                                                                                                  ----------------
                                                                                                                  ----------------
         e.  Total Monthly Note Principal                                                                        $  43,529,074.55

   22.   Certificateholder Interest Amounts
         a.  Monthly Certificate Interest                                                                        $     119,724.52
         b.  Monthly Certificate Interest Carryover Shortfall                                                    $           0.00
         c.  Interest Due on Monthly Certificate Interest Carryover Shortfall                                    $           0.00
                                                                                                                  ----------------
                                                                                                                  ----------------
         d.  Total (sum a - c)                                                                                   $     119,724.52

         e.  Total Certificate Interest                                                                          $     119,724.52

   23.   Monthly Certificate Principal                                                                           $           0.00

   24.   Required Payment Amount                                                                                 $  49,641,126.54

 Insurance Payment Amount

   25.   Insurance Premium(s) Due
         a.  Current Amount Due                                                                                  $     137,377.66
         b.  Overdue Premiums                                                                                    $           0.00
         c.  Amount Paid                                                                                         $     137,377.66
                                                                                                                  ----------------
                                                                                                                  ----------------
         d.  Shortfall Amount (a + b - c)                                                                        $           0.00

   26.   Unreimbursed Insurance Payments
         a.  Current Amount Due                                                                                  $           0.00
         b.  Interest                                                                                            $           0.00
         c.  Amount Paid                                                                                         $           0.00
                                                                                                                  ----------------
                                                                                                                  ----------------
         d.  Shortfall Amount (a + b - c)                                                                        $           0.00

   27.   Insurance Payment Amount                                                                                $     137,377.66

 Available Funds

   28.   Available Funds                                                                                         $  55,122,701.81

   29.   Reserve Account Draw Amount                                                                             $           0.00

   30.   Policy Claim Amount                                                                                     $           0.00

 Collection Account Activity

   31.   Deposits
         a.  Total Daily Deposits of Finance Charge Collections                                                  $  11,747,535.99
         b.  Total Daily Deposits of Principal Collections                                                       $  43,175,617.10
         c.  Withdrawal from Reserve Account                                                                     $           0.00
         d.  PolicynClaimmAmountance Policy                                                                                  0.00
         e.  Interest Income                                                                                     $     199,548.72
                                                                                                                  ----------------
                                                                                                                  ----------------
         f.  Total Deposits to Collection Account (sum a - e)                                                    $  55,122,701.81

   32.   Withdrawals
         a.  Servicing Fee                                                                                       $     536,631.47
         b.  Deposit to Note Payment Account for Monthly Note Interest/Principal                                 $  48,984,770.55
         c.  Deposit to Certificate Payment Account for Monthly Certificate Interest/Principal                   $     119,724.52
         d.  Payments to Insurer for Insurance Premium                                                           $     137,377.66
         e.  Remibursement of Insurance Payments                                                                 $           0.00
         f.  Deposit to Reserve Account                                                                          $   5,344,197.62
         g.  Payment to Seller of any remaining funds                                                            $           0.00
                                                                                                                  ----------------
                                                                                                                  ----------------
         h.  Total Withdrawals from Collection Account(sum a - g)                                                $  55,122,701.81

 Note Payment Account Activity

   33.   Deposits
         a.  Class A-1 Interest Distribution                                                                     $   1,283,917.50
         b.  Class A-2 Interest Distribution                                                                     $   1,799,954.00
         c.  Class A-3 Interest Distribution                                                                     $   1,578,891.89
         d.  Class A-4 Interest Distribution                                                                     $     792,932.61

         e.  Class A-1 Principal Distribution                                                                    $  43,529,074.55
         f.  Class A-2 Principal Distribution                                                                    $           0.00
         g.  Class A-3 Principal Distribution                                                                    $           0.00
         h.  Class A-4 Principal Distribution                                                                    $           0.00

         i.  Total Deposits to Note Payment Account (sum a - h)                                                  $  48,984,770.55

   34.   Withdrawals
         a.  Class A-1 Distribution                                                                              $  44,812,992.05
         b.  Class A-2 Distribution                                                                              $   1,799,954.00
         c.  Class A-3 Distribution                                                                              $   1,578,891.89
         d.  Class A-4 Distribution                                                                              $     792,932.61
                                                                                                                  ----------------
                                                                                                                  ----------------
         e.  Total Withdrawals from Note Payment Account (sum a - d)                                             $  48,984,770.55

 Certificate Payment Account Activity

   35.   Deposits
         a.  Certificate Interest Distribution                                                                   $     119,724.52
         b.  Certificate Principal Distribution                                                                  $           0.00
                                                                                                                  ----------------
                                                                                                                  ----------------
         c.  Total Deposits to Certificate Payment Account (sum a - b)                                           $     119,724.52

   36.   Withdrawals
         a.  Certificate Distribution                                                                            $     119,724.52
                                                                                                                  ----------------
                                                                                                                  ----------------
         b.  Total Withdrawals from Certifiate Payment Account                                                   $     119,724.52

 Required Reserve Account Amount

      If no Required Reserve Account Increase Event has occurred, the Required Reserve Account
      Amount is equal to the lesser of: (Ln37or Ln38)

   37.   Greater of: (a or b)
         a.  Percentage applicable times Pool Balance as of the last day
             of the preceeding Collection Period    (percentage applicable     =         3.75%         )         $  24,148,415.99
         b.  $6,439,577.60                                                                                       $   6,439,577.60

   38.   Sum of Note Balance and Certificate Balance as of current Payment Date
         (after giving effect to all principal payments on current Payment Date)                                 $ 600,428,685.17

     If a Required Reserve Account Increase Event has occurred, the Required Reserve Account
     Amount is equal to the Required Reserve Account Increase Amount:

   39.   Greater of: (a or b)
         a.  Percentage applicable times Pool Balance as of the last day
             of the preceeding Collection Period    (percentage applicable     =         7.50%         )         $  48,296,831.98
         b.  $12,879,155.19                                                                                      $  12,879,155.19

   40.   Required Reserve Account Amount                                                                         $  24,148,415.99

 Reserve Account Reconciliation

   41.   Beginning Balance (as of Preceding Payment Date)                                                        $  17,708,838.39

   42.   Investment Earnings                                                                                     $      89,927.47

   43.   Reserve Account Draw Amount                                                                             $           0.00

                                                                                                                  ----------------
                                                                                                                  ----------------
   44.   Reserve Account Amount (Ln 41 + Ln42 - Ln43)                                                            $  17,798,765.86

   45.   Deposit from Excess Available Funds                                                                     $   5,344,197.62

   46.   Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount                            $           0.00

                                                                                                                  ----------------
                                                                                                                  ----------------
   47.   Ending Balance (Ln44 + Ln45 - Ln46)                                                                     $  23,142,963.48

   48.   Reserve Account Deficiency (Ln40 - Ln47)                                                                $   1,005,452.51

 Instructions to the Trustee

   49.   Amount to be deposited from the Reserve Account into the Collection Account                             $           0.00

   50.   Amount to be paid to Servicer from the Collection Account                                               $     536,631.47

   51.   Amount to be deposited from the Collection Account into the Note Payment Account                        $  48,984,770.55

   52.   Amount to be deposited from the Collection Account into the Certificate Payment Account                 $     119,724.52

   53.   Amount to be paid to Insurance Provider from the Collection Account                                     $     137,377.66

   54.   Amount to be deposited from the Collection Account into the Reserve Account                             $   5,344,197.62

   55.   Amount to be paid to Seller from the Reserve Account if Reserve Account Balance
         Exceeds Required Reserve Amount                                                                         $           0.00

   56.   Amount to be paid to Seller from the Collection Account for any remaining Available Funds               $           0.00

   57.   Amount to be paid to Class A-1 Noteholders from the Note Payment Account                                $  44,812,992.05

   58.   Amount to be paid to Class A-2 Noteholders from the Note Payment Account                                $   1,799,954.00

   59.   Amount to be paid to Class A-3 Noteholders from the Note Payment Account                                $   1,578,891.89

   60.   Amount to be paid to Class A-4 Noteholders from the Note Payment Account                                $     792,932.61

   61.   Amount to be paid to Certificateholders from the Certificate Payment Account                            $     119,724.52

 Net Loss and Delinquency Activity

   62.   Cummulative Net Losses                                                                                  $      69,627.47

   63.   Cumulative Net Loss Percentage
         a.  For the current Collection Period                                                                   %        0.0108%
         b.  Has a Required Reserve Account Increase Event occurred?                                                  NO
         c.  Has a Cumulative Net Loss Trigger Event occurred?                                                        NO

   64.   Delinquency Analysis                                                          Number of                   Principal
                                                                                         Loans                      Balance
                                                                               ---------------------------------------------------
                                                                               ---------------------------------------------------

         a.  31 to 60 days past due                                                       550                    $   5,338,263.00
         b.  61 to 90 days past due                                                       104                    $     890,946.00
         c.  91 or more days past due                                                      4                     $      30,799.00
                                                                               ---------------------------------------------------
                                                                               ---------------------------------------------------
         d.  Total (sum a - c)                                                            658                        6,260,008.00


   65.   Delinquency Ratio including Repossessions
          a.  For the current Collection Period                                                                   %        0.9721%
          b.  For the preceding Collection Period                                                                 %        0.0000%
          c.  For the second preceding Collection Period                                                          %        0.0000%
          d.  Average Delinquency Ratio (average a - c)                                                           %        0.3240%
          e.  Has a Required Reserve Account Increase Event occurred (greater than 4.25%)?                                   NO
          f.  Has a Trigger Event occurred (greater than 5.25%)?                                                             NO


IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 9th day of December, 1999.

 CARMAX AUTO SUPERSTORES, INC.
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 As Servicer

 By:          /s/Philip J. Dunn
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 Name:        Philip J. Dunn
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 Title:       Treasurer and Assistant Secretary
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